EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the amendment no. 1 to the Annual Report of GOL LINHAS AÉREAS INTELIGENTES S.A. (the “Company”) on Form 20 F for the fiscal year ended December 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Edmar Prado Lopes Neto, Principal Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002, that to the best of my knowledge:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2013

By:              /s/ Edmar Prado Lopes Neto
Name:         Edmar Prado Lopes Neto
Title:           Principal Financial Officer